UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2024

U.S. ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-06814	83-0205516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1616 S. Voss, Suite 725, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

(303) 993-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	USEG	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

U.S. Energy Corp. (the “Company”, “we” and “us”) previously filed a Current Report on Form 8‑K with the Securities and Exchange Commission on July 9, 2024 (the “Initial Report”) disclosing among other things, the entry on July 9, 2024, into a Purchase and Sale Agreement between New Horizon Resources LLC, a wholly-owned subsidiary of the Company, as seller, and Warwick-Artemis, LLC, as purchaser (the “Purchase Agreement”).

At the time of filing the Initial Report the Company was still in the process of edgarizing the Purchase Agreement and exhibits thereto and the Initial Report disclosed that the Company would file a copy of the Purchase Agreement in an amendment to the Initial Report.

This Amendment No. 1 to the Initial Report is being filed solely to include, as an exhibit hereto, a copy of the Purchase Agreement.

Except for this Explanatory Note and the inclusion of the Purchase Agreement as an exhibit to this Amendment No. 1 to the Initial Report in Item 9.01, below, there are no changes to the Initial Report, as amended by this Amendment No. 1, and this Amendment No. 1 should be read in connection with the Initial Report.

The description of the Purchase Agreement included in the Initial Report under Item 1.01 is qualified in its entirety by the terms of the Purchase Agreement, a copy of which is attached hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.		Description
10.1*	#	Purchase and Sale Agreement by and between New Horizon Resources LLC, as seller, and Warwick-Artemis, LLC, as buyer, dated July 9, 2024
99.1**		Press Release dated July 9, 2024
104		Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.
** Filed as an exhibit to the Initial Report.

# Certain schedules and exhibits have been omitted pursuant to Item 601(b)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that U.S. Energy Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

By:	/s/ Ryan Smith
Ryan Smith
Chief Executive Officer

Dated:	July 12, 2024